GRANITESHARES ETF TRUST

GRANITESHARES FUND	TICKER SYMBOL
GRANITESHARES YieldBOOST QQQ ETF	TQQY
GRANITESHARES YieldBOOST SPY ETF	YSPY
GRANITESHARES YieldBOOST Small Cap ETF	RYY
GRANITESHARES YieldBOOST Biotech ETF	BIOY
GRANITESHARES YieldBOOST Financials ETF	FINY
GRANITESHARES YieldBOOST Gold Miners ETF	NUGY
GRANITESHARES YieldBOOST Semiconductor ETF	SEMY
GRANITESHARES YieldBOOST Technology ETF	TECY
GRANITESHARES YieldBOOST China ETF	CNYY
GRANITESHARES YieldBOOST 20Y+ Treasuries ETF	FIYY
GRANITESHARES YieldBOOST Bitcoin ETF	XBTY
GRANITESHARES YieldBOOST AAPL ETF	APYY
GRANITESHARES YieldBOOST AMD ETF	AMYY
GRANITESHARES YieldBOOST AMZN ETF	AZYY
GRANITESHARES YieldBOOST BABA ETF	BBYY
GRANITESHARES YieldBOOST COIN ETF	COYY
GRANITESHARES YieldBOOST META ETF	FBYY
GRANITESHARES YieldBOOST MSFT ETF	MSYY
GRANITESHARES YieldBOOST NVDA ETF	NVYY
GRANITESHARES YieldBOOST TSLA ETF	TSYY

SUPPLEMENT DATED MAY 14, 2025

TO THE SUMMARY PRSPECTUSES, PROSPECTUS, AND SATEMENT OF ADDITIONAL INFORMATION (“SAI”)

dated MARCH 17, 2025

Effective June 01, 2025, each Fund will seek to make weekly distributions.

The section “Distribution Risk” is restated in the following manner:

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given week. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

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Investors Should Retain This Supplement for Future Reference